Exhibit 99.1

WESTMORELAND COAL COMPANY 9540 South Maroon Circle, Suite 200 Englewood, Colorado 80112 (855) 922-6463 Telephone
NEWS RELEASE
Westmoreland Announces Early Results of Tender Offer and Consent Solicitation

Englewood, Colorado - December 2, 2014 - Westmoreland Coal Company (NasdaqGM: WLB, “Westmoreland”) announced today early results for its previously announced tender offer and related consent solicitation commenced on November 17, 2014 for its 10.75% Senior Secured Notes due 2018 (CUSIP 960887AB3) (the “Notes”). An aggregate of $664,002,000 principal amount of Notes, representing 98.30% of the Notes outstanding, has been tendered as of 5:00 p.m., New York City time, on December 1, 2014. Accordingly, the requisite consents to approve the proposed amendments pursuant to the consent solicitation have been obtained.

Withdrawal and revocation rights expired at 5:00 p.m., New York City time, on December 1, 2014 and Notes tendered may no longer be withdrawn and consents delivered may no longer be revoked.

The tender offer is scheduled to expire at 12:00 a.m., New York City time, on December 15, 2014, unless extended or earlier terminated.

Westmoreland does not intend to register the Notes under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not offer or sell the Notes in the United States absent registration under, or an applicable exemption from the registration requirements of, the Securities Act and applicable state securities laws. Westmoreland expects that the initial purchasers of the Notes may resell the Notes pursuant to Rule 144A and Regulation S under the Securities Act.

This press release is being issued pursuant to Rule 135c under the Securities Act, and is neither an offer to sell, nor a solicitation of an offer to buy, any of the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Westmoreland Coal Company

Westmoreland Coal Company is the oldest independent coal company in the United States. Westmoreland’s coal operations include sub-bituminous and lignite coal mining in the Western United States and Canada, a char production facility, and a 50% interest in an activated carbon plant. Its power operations include ownership of the two-unit ROVA coal-fired power plant in North Carolina. For more information, visit www.westmoreland.com.

Cautionary Note Regarding Forward-Looking Statements and Canadian Information

This release may contain “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause actual results to differ materially from results expressed or implied by the forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated. Such factors include, but are not limited to, the risks that are described under the heading “Risk Factors” in Westmoreland’s Annual Report on Form 10-K for the year ended December 31, 2013 and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Westmoreland undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

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Westmoreland Contact: Kevin Paprzycki (855) 922-6463